Silvergate Capital Corporation 3Q22 EARNINGS PRESENTATION OCTOBER 18, 2022 Exhibit 99.2

2 Forward Looking Statements This presentation contains forward looking statements within the meaning of the Securities and Exchange Act of 1934, as amended, including statements of goals, intentions, and expectations as to future trends, plans, events or results of Company operations and policies and regarding general economic conditions. In some cases, forward-looking statements can be identified by the use of words such as “may,” “will,” “anticipates,” “believes,” “expects,” “plans,” “estimates,” “potential,” “continue,” “should,” and similar words or phrases. These statements are based upon current and anticipated economic conditions, nationally and in the Company’s market, interest rates and interest rate policy, competitive factors and other conditions which by their nature, are not susceptible to accurate forecast and are subject to significant uncertainty. For details on factors that could affect these expectations, see the risk factors and other cautionary language included in the Company’s periodic and current reports filed with the U.S. Securities and Exchange Commission. Because of these uncertainties and the assumptions on which this presentation and the forward-looking statements are based, actual future operations and results may differ materially from those indicated herein. Readers are cautioned against placing undue reliance on any such forward-looking statements. The Company’s past results are not necessarily indicative of future performance. While there is no assurance that any list of risks and uncertainties or risk factors is complete, below are certain factors which could cause actual results to differ materially from those contained or implied in the forward-looking statements: changes in general economic, political, or industry conditions; geopolitical concerns, including the ongoing war in Ukraine; the magnitude and duration of the COVID-19 pandemic and related variants and mutations and their impact on the global economy and financial market conditions and our business, results of operations, and financial condition; uncertainty in U.S. fiscal and monetary policy, including the interest rate policies of the Board of Governors of the Federal Reserve System; inflation/deflation, interest rate, market, and monetary fluctuations; volatility and disruptions in global capital and credit markets; the transition away from USD LIBOR and uncertainty regarding potential alternative reference rates, including SOFR; competitive pressures on product pricing and services; success, impact, and timing of our business strategies, including market acceptance of any new products or services; the impact of changes in financial services policies, laws, and regulations, including those concerning taxes, banking, securities, digital currencies and insurance, and the application thereof by regulatory bodies; cybersecurity threats and the cost of defending against them, including the costs of compliance with potential legislation to combat cybersecurity at a state, national, or global level; and other factors that may affect our future results. The Company does not undertake to publicly revise or update forward-looking statements in this presentation to reflect events or circumstances that arise after the date of this presentation, except as may be required under applicable law. The Company makes no representation that subsequent to delivery of the presentation it was not altered. For the most current, accurate information, please refer to the investor relations section of the Company's website at https://ir.silvergatebank.com. Silvergate “Silvergate Bank” and its logos and other trademarks referred to and included in this presentation belong to us. Solely for convenience, we refer to our trademarks in this presentation without the ® or the ™ or symbols, but such references are not intended to indicate that we will not fully assert under applicable law our trademark rights. Other service marks, trademarks and trade names referred to in this presentation, if any, are the property of their respective owners, although for presentational convenience we may not use the ® or the ™ symbols to identify such trademarks. In this presentation, we refer to Silvergate Capital Corporation as “Silvergate” or the “Company” and to Silvergate Bank as the “Bank”.

3 OBSIDIAN R01 G05 B00 HEX#010500 TUNGSTEN R41 G42 B44 HEX #292a2c SEAFOAM R146 G183 B188 HEX #92b7bc MARINE LAYER R221 G228 B231 HEX #dde4e7 SOLAR WHITE R255 G255 B255 HEX #ffffff TUNGSTEN 50% Lighter R145 G148 B152 HEX #919498 SEAFOAM 40% Lighter R181 G205 B208 HEX #b5cdd0 Only use these if additional colors are needed: Platform fueled by powerful network effects DIGITAL ASSET CUSTOMERS 1,305 1,381 1,503 1,585 1,677 3Q21 4Q21 1Q22 2Q22 3Q22 $162 $219 $142 $191 $113 3Q21 4Q21 1Q22 2Q22 3Q22 $8.1 $9.3 $8.9 $8.8 $7.9 3Q21 4Q21 1Q22 2Q22 3Q22 $323 $571 $1,070 $1,367 $1,493 3Q21 4Q21 1Q22 2Q22 3Q22 Note: Transaction revenue represents fee income from digital asset customers. SEN Leverage balances reflect total commitments. ($ in billions) ($ in millions)($ in millions) SEN TRANSFERS SEN LEVERAGETRANSACTION REVENUE

Powering the digital asset markets and reshaping global commerce


DIGITAL ASSET MARKETS
A new asset class
~$1 trillion in market value
GLOBAL COMMERCE
A new method of payment
~$67 trillion of annual volume by 2025
SILVERGATE EXCHANGE NETWORK (SEN)
BLOCKCHAIN TECHNOLOGY
REAL-TIME 24/7 PROGRAMMATIC SETTLEMENT

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Note: Digital asset market value is approximate global cryptocurrency market value as of October 10, 2022 from CoinMarketCap. Global commerce payment volume forecasted data published March 2, 2022 by FIS.

5 OBSIDIAN R01 G05 B00 HEX#010500 TUNGSTEN R41 G42 B44 HEX #292a2c SEAFOAM R146 G183 B188 HEX #92b7bc MARINE LAYER R221 G228 B231 HEX #dde4e7 SOLAR WHITE R255 G255 B255 HEX #ffffff TUNGSTEN 50% Lighter R145 G148 B152 HEX #919498 SEAFOAM 40% Lighter R181 G205 B208 HEX #b5cdd0 Only use these if additional colors are needed: 3Q22 financial results $40.6M +13% vs PQ +73% vs PY Net Income Available to Common Shareholders $89.3M +12% vs PQ +73% vs PY Revenue 10.71% +7% vs PQ +23% vs PY Tier 1 Leverage Ratio $1.28 +13% vs PQ +45% vs PY Diluted EPS $33.2M +9% vs PQ +48% vs PY Noninterest Expense $15.5B -3% vs PQ +21% vs PY Total Assets Note: Revenue represents net interest income and noninterest income.

Digital asset deposits

DIGITAL ASSET DEPOSIT TRENDS


($ in billions)
$12.6
$11.2
$9.8
$16.0
$13.3
$10.2
$16.2
$14.7
$13.2
$17.6
$13.8
$12.6
$14.0
$12.0
$11.1
3Q21
4Q21
1Q22
2Q22
3Q22
High and low digital asset deposits
Average digital asset deposits

COMMENTARY

- Average digital asset deposits are up year-over-year and down sequentially, with the range between the high and low point narrowing, reflecting lower volatility
- The annualized cost of digital asset deposits was 0.00% in 3Q22, reflecting the Company's digital asset deposit gathering strategy

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7 OBSIDIAN R01 G05 B00 HEX#010500 TUNGSTEN R41 G42 B44 HEX #292a2c SEAFOAM R146 G183 B188 HEX #92b7bc MARINE LAYER R221 G228 B231 HEX #dde4e7 SOLAR WHITE R255 G255 B255 HEX #ffffff TUNGSTEN 50% Lighter R145 G148 B152 HEX #919498 SEAFOAM 40% Lighter R181 G205 B208 HEX #b5cdd0 Only use these if additional colors are needed: Real estate and other 10.1% Mortgage warehouse 68.2% SEN Leverage 21.7% Asset composition and net interest income SECURITIES COMPOSITION – 74% OF TOTAL ASSETS LOAN COMPOSITION – 9% OF TOTAL ASSETS Note: Data as of September 30, 2022. Securities and loan yields are for 3Q22. Yields and net interest margin have been annualized. Residential (MBS/CMO) 31.3% Commercial (MBS/CMO) 16.0% Asset backed securities 1.8% Municipal bonds 27.4% U.S. treasuries 11.2% U.S. agency securities 12.3% $11.4B Yield: 2.21% $1.4B Yield: 5.83% $37.7 $38.2 $50.5 $70.5 $80.9 1.26% 1.11% 1.36% 1.96% 2.31% Net interest income before provision, as reported Net interest margin, taxable equivalent basis 3Q21 4Q21 1Q22 2Q22 3Q22 NET INTEREST INCOME AND MARGIN ($ in millions) COMMENTARY ▪ 63% of interest earning assets are adjustable rate ▪ 40% of interest earning assets are hedged to mitigate interest rate risk ▪ For each +25bps increase in interest rates, net interest income is estimated to increase approximately $16 million over a 12- month period (based on a static balance sheet rate shock)

Noninterest income


NONINTEREST INCOME
($ in millions)
$14.0
$5.9
$8.1
$11.1
$1.7
$9.3
$9.5
$0.5
$8.9
$9.2
$0.5
$8.8
$8.5
$0.5
$7.9
3Q21
4Q21
1Q22
2Q22
3Q22
Other noninterest income, net
Fee income from digital asset customers

COMMENTARY

- 3Q22 fee income from digital currency customers down slightly compared to the prior quarter as a result of a challenging digital asset ecosystem, but remained relatively stable compared to the prior year
- Other noninterest income consists primarily of mortgage warehouse fee income and other gains and losses

Note: Totals may not foot due to rounding.

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9 OBSIDIAN R01 G05 B00 HEX#010500 TUNGSTEN R41 G42 B44 HEX #292a2c SEAFOAM R146 G183 B188 HEX #92b7bc MARINE LAYER R221 G228 B231 HEX #dde4e7 SOLAR WHITE R255 G255 B255 HEX #ffffff TUNGSTEN 50% Lighter R145 G148 B152 HEX #919498 SEAFOAM 40% Lighter R181 G205 B208 HEX #b5cdd0 Only use these if additional colors are needed: Noninterest expense NONINTEREST EXPENSE $10.7 $13.8 $15.5 $16.4 $19.6 $1.8 $1.9 $2.8 $3.0 $3.2 $2.5 $3.0 $3.0 $6.3 $4.3 $7.3 $7.0 $6.8 $4.9 $6.0 $22.3 $25.7 $28.0 $30.6 $33.2 Salaries/employee benefits Communications/data Professional services Other 3Q21 4Q21 1Q22 2Q22 3Q22 ($ in millions) Note: Totals may not foot due to rounding. COMMENTARY ▪ 3Q22 noninterest expense up 9% versus 2Q22 and 48% versus 3Q21 attributable to increased ongoing investments related to strategic growth initiatives ▪ Other primarily includes FDIC insurance expense and in 2Q22, a $1.6M reversal of provision for off-balance sheet SEN Leverage commitments ▪ Full year 2022 noninterest expense expected to be approximately $130-140 million, excluding intangible amortization

Network effects of the SEN create multiple avenues for growth


Silvergate Exchange Network
PAYMENTS
Payments Infrastructure
Foreign Exchange
Cash Management
LENDING
SEN Leverage
Asset Management
FUNDING
Digital Asset Custody
Deposit Account Services

THE NETWORK EFFECTS OF THE SEN:

- Reinforce the strength of our product offerings
- Create a platform to launch new customer solutions
- Enable high-quality revenue streams

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